SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
December 14, 2009 (December 11, 2009)

DYNEGY INC.

DYNEGY HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware Delaware	001-33443 000-29311	20-5653152 94-3248415

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400
(Registrant’s telephone number, including area code)

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On December 11, 2009, Dynegy Holdings Inc. (“DHI”), a wholly owned subsidiary of Dynegy Inc. (“Dynegy”), entered into a Note Repurchase Agreement (the “Repurchase Agreement”) with one of its larger fixed-income investors.  Pursuant to the Repurchase Agreement, DHI agreed to repurchase a portion of its 6.875% Senior Unsecured Notes due 2011 and its 8.750% Senior Unsecured Notes due 2012 (collectively, the “Notes”).  DHI will repurchase an aggregate principal amount of approximately $830 million, consisting of approximately $420 million of its 2011 Notes and approximately $410 million of its 2012 Notes.  The total consideration to effect the transaction, inclusive of consent fees, will be approximately $875 million.  Included in the total consideration is a consent fee which will be paid in connection with certain amendments to the indenture dated September 26, 1996 (as amended and restated, and as supplemented through the date hereof, the “Indenture”), amended and restated as of March 23, 1998, and further amended and restated as of March 14, 2001, between DHI and Wilmington Trust Company.  The anticipated amendments to the Indenture will, upon closing: delete the terms in the definition section that require deletion pursuant to the below amendments; delete section 7.04 – Reports by the Company in its entirety; delete subsection two of section 8.01 – Company May Consolidate, Etc., Only on Certain Terms; delete section 10.05 – Purchase of Securities by Company or Subsidiary in its entirety; and delete section 10.06 – Limitation on Liens in its entirety.  The Repurchase Agreement includes customary representations, warranties and covenants for a repurchase transaction of this nature.

The transaction is expected to fund by December 31, 2009.

Item 7.01                      Regulation FD Disclosure.

A copy of the press release announcing the entry into the Repurchase Agreement is being furnished as Exhibit 99.1 and is herein incorporated by reference.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filings.  In addition, this Form 8-K and the press release contain statements intended as “forward-looking statements,” which are subject to the cautionary statements about forward-looking statements set forth in such press release.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document

99.1	Press release announcing significant debt reduction initiative, December 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: December 14, 2009	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Senior Vice President, Deputy General Counsel

DYNEGY HOLDINGS INC.
(Registrant)

Dated: December 14, 2009	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Senior Vice President, Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press release announcing significant debt reduction initiative, December 14, 2009.